               THIRD AMENDMENT TO AGREEMENT OF PURCHASE AND SALE


         This Third Amendment to Agreement of Purchase and Sale (this "Amendment") is entered into effective as of the 22nd day of December, 1998, by and among LINCOLN-WHITEHALL REALTY, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY, LINCOLN-WHITEHALL PACIFIC, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY, WHLNF REAL ESTATE LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP, AND WHSUM REAL ESTATE LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP (EACH, "SELLER", AND COLLECTIVELY, THE "SELLERS"), and AMERICAN INDUSTRIAL PROPERTIES REIT, A TEXAS REAL ESTATE INVESTMENT TRUST ( "BUYER ").

                              W I T N E S S E T H:

         WHEREAS, Sellers and Buyer have entered into that certain Agreement of Purchase and Sale dated November 12, 1998, as amended by an Amendment to Agreement of Purchase and Sale dated effective November 23, 1998 and by an Amended and Restated Second Amendment to Agreement of Purchase and Sale dated effective December 11, 1998 (collectively, the "Agreement"), pursuant to which Sellers have agreed to sell and Buyer has agreed to purchase certain real properties comprising the "Lincoln-Whitehall Portfolio," as more particularly described therein; and

         WHEREAS, the parties hereto desire to amend the Agreement, as more fully set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. The reference to "December 22, 1998" contained in the definition of "Due Diligence Period" (as defined in Section
                  1.1 of the Agreement) is hereby amended to read "December 23, 1998."

2. The reference to "December 22, 1998" contained in the definition of "Second Deposit Date" (as defined in Section
                  1.1 of the Agreement) is hereby amended to read "December 23, 1998."

3. The reference to "January 6, 1999" contained in Section 8.2 of the Agreement is hereby amended to read "January 15, 1999."

4. The Agreement, as amended by this Amendment, is hereby ratified and confirmed and remains in full force and effect.

         EXECUTED effective as of the day and year first above written.

                      "BUYER"

                      AMERICAN INDUSTRIAL PROPERTIES REIT,
                      a Texas real estate investment trust

                      By:   /s/  MARC A. SIMPSON
                            -----------------------------------------
                      Name:      Marc A. Simpson
                            -----------------------------------------
                      Title:     Senior V-P
                            -----------------------------------------

                     "SELLERS"

                     LINCOLN-WHITEHALL REALTY, L.L.C.,
                     a Delaware limited liability company

                     By: Whitehall Street Real Estate Limited Partnership V, Member

                            By:  WH Advisors, L.P. V
                                 General Partner

                                 By:  WH Advisors, Inc., V,
                                      General Partner

                                      By:    /s/  DAVID M. WEIL
                                             ----------------------------------
                                      Name:       David M. Weil
                                             ----------------------------------
                                      Title:      Vice President
                                             ----------------------------------

                     LINCOLN-WHITEHALL PACIFIC, L.L.C.,
                     a Delaware limited liability company

                     By:    Lincoln-Whitehall Realty, L.L.C.
                            Member

                            By:  Whitehall Street Real Estate Limited
                                 Partnership V,
                                 Member

                                 By:  WH Advisors, L.P. V,
                                      General Partner

                                      By:  WH Advisors, Inc., V,
                                           General Partner

                                           By:   /s/  DAVID M. WEIL
                                                 ------------------------------
                                           Name:      Dacid M. Weil
                                                 ------------------------------
                                           Title:     Vice President
                                                 ------------------------------


                     WHLNF REAL ESTATE LIMITED PARTNERSHIP,
                     a Delaware limited partnership

                     By:    WHLNF Gen-Par, Inc.,
                            General Partner

                            By:   /s/ DAVID M. WEIL
                                  ------------------------------------
                            Name:     David M. Weil
                                  ------------------------------------
                            Title:    Vice President
                                  ------------------------------------



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                    WHSUM REAL ESTATE LIMITED PARTNERSHIP,
                    a Delaware limited partnership

                    By:     WHSUM Gen-Par, Inc.,
                            General Partner

                            By:   /s/ DAVID M. WEIL
                                  ------------------------------------
                            Name:     David M. Weil
                                  ------------------------------------
                            Title:    Vice President
                                  ------------------------------------